Initial public offering	12 Months Ended
Dec. 31, 2023
InFint Acquisition Corporation [Member]
Restructuring Cost and Reserve [Line Items]
Initial public offering

NOTE 3. INITIAL PUBLIC OFFERING

On November 23, 2021, the Company consummated its Initial Public Offering of 19,999,880 Units at $10.00 per Unit, generating gross proceeds of $199,998,800, and incurring offering costs of approximately $9,351,106 which $2,499,985 was for underwriting fees, $5,999,964 was for deferred underwriting commissions, $268,617 for the fair value of the representative shares and $582,540 was for other offering costs.

Each Unit consists of one ordinary share and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share (see Note 7).